Scudder Zero Coupon 2000 Fund

Supplement to Prospectus
dated May 1, 1997

The following text replaces the section entitled "Shareholder benefits--A team approach to investing."

Scudder Zero Coupon 2000 Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead  Portfolio  Manager  Timothy  G.  Raney  joined  the  team in 1997  and has responsibility for overseeing the Fund's day-to-day operations and for implementing the Fund's investment strategies. Mr. Raney, who has over eight years of investment industry experience, joined Scudder in 1989 as a trader and portfolio manager for Scudder's Reserve Asset Management Group. Stephen A. Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Mr. Wohler has over 17 years' experience managing fixed-income investments at Scudder.


July 9, 1997